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                                                                     EXHIBIT 4.1

                              GEOCOM RESOURCES INC.
               INCORPORATION UNDER THE LAWS OF THE STATE OF NEVADA
                      AUTHORIZED SHARES $0.00001 PAR VALUE


NUMBER                                                               SHARES
                                                                     CUSIP
                                                                     See Reverse
                                                                     For Certain
                                                                     Definitions

THIS CERTIFIES THAT

Is The Owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF $0.00001 PAR VALUE COMMON
STOCK OF

                              GEOCOM RESOURCES INC.

Transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:

-----------------------                            -----------------------------
Secretary                             SEAL         President

GEOCOM RESOURCES INC.

TRANSFER FEE: $20.00 PER NEW CERTIFICATE ISSUED

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - __________ Custodian ___________ (Minor) under Uniform Gifts to Minors Act ____________ (State)


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Additional abbreviations may also be used though not in the above list.

For Value Received, _________________ hereby sell, assign and transfer unto _______________ (Please insert Social Security or other identifying number of Assignee).

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Please print or typewrite name and address, including zip code of Assignee)

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__________________________________________________________ Shares of the Common
Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________ attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated: _________________


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               Notice: The signatures to this Assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatsoever.


Signature(s) Guaranteed:

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The signature(s) must be guaranteed by an eligible guarantor institution (Banks,
Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.


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